UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2012

ENVIVIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35205	94-3353255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oyster Point Boulevard, Suite 325 South San Francisco, CA		94080
(Address of principal executive offices)		(Zip Code)

(650) 243-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On December 4, 2012, Envivio, Inc. (the “Company”) issued a press release announcing its results for the third fiscal quarter ended October 31, 2012 and intends to present additional information during a related conference call to be held on December 4, 2012. The press release and conference call contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2012, Envivio, Inc. (the “Company”) announced the departure of Kevin O’Keefe as the Company’s Chief Operating Officer, effective December 31, 2012 (the “Departure Date”). In connection with his departure, on November 28, 2012, the Company entered into a Separation Agreement with Mr. O’Keefe pursuant to which, following the Departure Date, Mr. O’Keefe will receive (i) his current monthly base salary of $17,118 for six months, (ii) reimbursement of up to six months of COBRA premiums, and (iii) acceleration of vesting of outstanding options for all options that would have vested within six month of the Departure Date. In exchange for the benefits set forth in the Separation Agreement, Mr. O’Keefe has agreed to sign a general release of claims. The foregoing description of the terms of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, a copy of which is included hereto as Exhibit 10.1 and incorporated herein

Item 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement by and between Kevin O’Keefe and Envivio, Inc. dated November 27, 2012.

99.1	Press release dated December 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2012

ENVIVIO, INC.

By	/S/ JULIEN SIGNÈS
Julien Signès
President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement by and between Kevin O’Keefe and Envivio, Inc. dated November 27, 2012.

99.1	Press release dated December 4, 2012.